UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2009

Fortune Brands, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9076	13-3295276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road

Deerfield, IL 60015

(Address of Principal Executive Offices) (Zip Code)

847-484-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	Other Events.

On April 30, 2009, Fortune Brands, Inc. (“Fortune Brands” or the “Company”) filed an amendment to its certificate of incorporation (the “Certificate of Amendment”) with the Delaware Secretary of State. The Certificate of Amendment was approved by the requisite vote at the Company’s annual meeting of stockholders on April 28, 2009. The Certificate of Amendment provides (i) for the annual election of directors on a phase-in basis beginning in 2010, and (ii) that once the Board ceases to be classified, directors may, consistent with Delaware law, be removed with or without cause. A copy of the amended sections of the Company’s certificate of incorporation were previously filed as Exhibit A to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 9, 2009. A full copy of the certificate of incorporation of the Company, as amended April 30, 2009, is filed as Exhibit 3.1 to this report and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Restated Certificate of Incorporation of the Company, as amended April 30, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS, INC.
(Registrant)

By:	/s/ Mark A. Roche
Name:	Mark A. Roche
Title:	Senior Vice President, General Counsel and Secretary

Date: May 5, 2009

Exhibit Index

Exhibit Number	Description
3.1	Restated Certificate of Incorporation of the Company, as amended April 30, 2009.